LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-B

COLLECTION PERIOD:                        DECEMBER 1-31, 2005             PAYMENT DATE:   JAN 17 2006
DETERMINATION DATE:                       JAN 10 2006                     REPORT BRANCH:  2052
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                                                                                                                        OVERCOLLAT-
INITIAL DEAL                                   TOTAL         CLASS A-1       CLASS A-2       CLASS A-3      CLASS A-4   ERALIZATION
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Class Percentages                                 100.00%          17.00%           34.29%         18.14%         30.57%     0.00%
Initial Pool Balance                       262,286,400.45   44,588,688.08    89,926,765.87  47,586,246.94  80,184,699.57      0.00
Prefunding                                  87,713,599.55   14,911,311.92    30,073,234.13  15,913,753.06  26,815,300.43      0.00
Total Balance                              350,000,000.00   59,500,000.00   120,000,000.00  63,500,000.00 107,000,000.00      0.00
Note Balance Total                         350,000,000.00   59,500,000.00   120,000,000.00  63,500,000.00 107,000,000.00
Number of Contracts                                12,937
Class Pass Through Rates                                           3.970%           4.325%         4.406%         4.522%
Servicing Fee Rate                               1.75000%
Indenture Trustee Fee                            0.00300%
Custodian Fee                                    0.02000%
Backup Servicer Fee                              0.02000%
Insurance Premium Fee                            0.20000%
Class C Certificate Rate                         5.25000%

Initial Weighted Average APR                     11.3696%
Initial Weighted Average Monthly Dealer
      Participation Fee Rate                       0.000%
Initial Weighted Average Adjusted APR (net
      of Monthly Dealer Participation) of
      Remaining Portfolio                        11.3696%
Initial Weighted Average Remaining Term             66.64
Initial Weighted Average Original Term              68.42

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CURRENT MONTH CERTIFICATE                                                                                               OVERCOLLAT-
     BALANCES                                  TOTAL         CLASS A-1       CLASS A-2       CLASS A-3      CLASS A-4   ERALIZATION
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BOP:
Prior Month Pool Balance                   329,016,911.57   38,516,911.57   120,000,000.00  63,500,000.00 107,000,000.00     0.00
Prefunding Pool Balance                              0.00            0.00             0.00           0.00           0.00     0.00
Total Pool Balance                         329,016,911.57   38,516,911.57   120,000,000.00  63,500,000.00 107,000,000.00     0.00
Total Note Balance                         326,830,416.27   36,330,416.27   120,000,000.00  63,500,000.00 107,000,000.00

EOP:
Number of Current Month Closed Contracts              303
Number of Reopened Loans                             0.00
Number of Contracts - EOP                          16,235
Pool Balance  -  EOP                       318,983,681.59   28,483,681.59   120,000,000.00  63,500,000.00 107,000,000.00     0.00
Prefunding Pool Balance                              0.00            0.00             0.00           0.00           0.00     0.00
Total Pool Balance  -  EOP                 318,983,681.59   28,483,681.59   120,000,000.00  63,500,000.00 107,000,000.00     0.00
Total Note Balance - EOP                   315,329,871.07   24,829,871.07   120,000,000.00  63,500,000.00 107,000,000.00

Class Collateral Pool Factors                  0.90094249      0.41730876       1.00000000     1.00000000     1.00000000

Weighted Average APR of Remaining Portfolio      11.39528%
Weighted Average Monthly Dealer
    Participation Fee Rate                        0.00000%
Weighted Average Adjusted APR (net of Monthly
    Dealer Participation) of Remaining Portfolio 11.39528%
Weighted Average Remaining Term                     64.69
Weighted Average Original Term                      68.51

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-B

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TOTAL DISTRIBUTION AMOUNT                                                                              CONTRACTS
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     Monthly Payments:       Principal                                                  4,477,412.97
                             Interest                                                   3,203,783.10
     Early Payoffs:          Principal Collected                                        5,383,470.14
                             Early Payoff Excess Servicing Compensation                         0.08
                             Early Payoff Principal Net of Rule of 78s Adj.             5,383,470.06         294
                             Interest                                                      61,685.84
     Liquidated Receivable:  Principal Collected                                            2,615.10
                             Liquidated Receivable Excess Servicing Compensation                0.00
                             Liquidated Receivable Principal Net of Rule of 78s Adj         2,615.10           8
                             Interest                                                         511.78
     Purchase Amount:        Principal                                                     21,992.63           1
                             Interest                                                         479.12
                                          Total Principal                               9,885,490.76
                                          Total Interest                                3,266,459.84
                                          Total Principal and Interest                 13,151,950.60
     Recoveries                                                                            94,947.95
     Excess Servicing Compensation                                                              0.08
     Late Fees & Miscellaneous Fees                                                        35,437.13
     Collection Account Customer Cash                                                  13,282,335.76
     ADDITIONAL COLLECTION ACCOUNT CASH:
     Collection Account Investment Income                                                  36,602.70
     Prefunding Account Investment Income                                                     192.63
     Mandatory Special Redemption                                                               0.00
     Available Funds                                                                   13,319,131.09

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DISTRIBUTION                                                                   DISTRIBUTION          SHORTFALL / DRAW
                                                                                  AMOUNT             DEFICIENCY CLAIM
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                                                                                 13,319,131.09
Monthly Dealer Participation Fee                                         0.00    13,319,131.09                  0.00
Prior Unpaid Dealer Participation Fee                                    0.00    13,319,131.09

Servicing Fees:              Current Month Servicing Fee           479,816.33
                             Prior Period Unpaid Servicing Fee           0.00
                             Late Fees & Miscellaneous Fees         35,437.13
                             Excess Servicing Compensation               0.08
                                          Total Servicing Fees:    515,253.54    12,803,877.55                  0.00
Indenture Trustee Fee                                                  817.08    12,803,060.47                  0.00
Custodian Fee                                                        5,483.62    12,797,576.85                  0.00
Backup Servicer Fee                                                  5,483.62    12,792,093.23                  0.00
Prior Unpaid Indenture Trustee Fee                                       0.00    12,792,093.23                  0.00
Prior Unpaid Custodian Fee                                               0.00    12,792,093.23                  0.00
Prior Unpaid Backup Servicer Fee                                         0.00    12,792,093.23                  0.00

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-B

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                                                                             DISTRIBUTION         SHORTFALL / DRAW
DISTRIBUTION CONTINUED                                                          AMOUNT            DEFICIENCY CLAIM
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Class A-1 Note Interest:     Current Month                     132,212.44    12,659,880.79                  0.00
                             Prior Carryover Shortfall               0.00    12,659,880.79
Class A-2 Note Interest:     Current Month                     432,500.00    12,227,380.79                  0.00
                             Prior Carryover Shortfall               0.00    12,227,380.79
Class A-3 Note Interest:     Current Month                     233,150.83    11,994,229.96                  0.00
                             Prior Carryover Shortfall               0.00    11,994,229.96
Class A-4 Note Interest:     Current Month                     403,211.67    11,591,018.29                  0.00
                             Prior Carryover Shortfall               0.00    11,591,018.29
Principal Payment Amount:    Current Month                   7,846,734.68     3,744,283.61                  0.00
                             Prior Carryover Shortfall               0.00     3,744,283.61
Certificate Insurer:         Reimbursement Obligations               0.00     3,744,283.61                  0.00
                             Premium                            52,555.08     3,691,728.53                  0.00
Class C Interest Payment Amount
                             Current Month                      53,593.75     3,638,134.78                  0.00
                             Prior Carryover Shortfall               0.00     3,638,134.78                  0.00
Supplemental Enhancement     Reimbursement                           0.00     3,638,134.78                  0.00
Account Expenses:            Trust Collateral Agent                  0.00     3,638,134.78                  0.00
                             Indenture Trustee                       0.00     3,638,134.78                  0.00
                             Backup Servicer                         0.00     3,638,134.78                  0.00
                             Custodian                               0.00     3,638,134.78                  0.00
Distribution to (from) the Spread Account                    3,638,134.78             0.00
Distribution (from) the Supplemental Enhancement Account             0.00             0.00

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LIQUIDATED RECEIVABLES
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                                                                                              Cumulative Cram Down Loss
Liquidated Receivables and Cram Down Loss:                                                     Balance        Units

     BOP Liquidated Receivable Principal Balance    150,354.32      BOP Cram Down loss Balance        0.00         0.00
     Current Month Cram Down Loss                         0.00    Current Month Cram Down Loss        0.00         0.00
     Liquidation Principal Proceeds                   2,615.10
     Principal Loss                                 147,739.22
     Prior Month Cumulative Principal Loss LTD      111,071.87
     Cumulative Principal Loss LTD                  258,811.09       Cumulative Cram Down Loss        0.00         0.00

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STATISTICAL INFORMATION
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                                                                % OF TOTAL POOL
DELINQUENCY STATUS:          # OF CONTRACTS      AMOUNT              BALANCE

     Current                       13,695    269,775,745.94          84.57%
     1-29 Days                      2,416     47,336,153.32          14.84%
     30-59 Days                        72        989,059.90           0.31%
     60-89 Days                        35        572,596.26           0.18%
     90-119 Days                       16        304,522.19           0.10%
     120 Days or More                   1          5,603.98           0.00%
                       Total       16,235    318,983,681.59         100.00%

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-B

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STATISTICAL INFORMATION CONTINUED
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TRIGGER ANALYSIS:
(SEE PAGE 6 OF 6 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)
                                              Trigger         Trigger     Event of Default    Event of
                             Current Month   Threshold         Event         Threshold         Default

Average Delinquency Ratio        0.39135%      5.25%            NO             7.25%             NO
Cumulative Default Rate             0.19%      3.58%            NO             3.81%             NO
Cumulative Loss Rate                0.04%      1.79%            NO             2.10%             NO

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STATISTICAL INFORMATION CONTINUED
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REPOSSESSION STATISTICS:
                                CERTIFICATE INVENTORY                                         RECOVERY INVENTORY
                                # OF CONTRACTS        AMOUNT *                                   # OF CONTRACTS      AMOUNT *

Prior Month Inventory                   5            87,205.24            Prior Month Inventory               2     25,345.29
Repurchased                             0                 0.00                      Repurchased               0          0.00
Adjusted Prior Month Inventory          5            87,205.24   Adjusted Prior Month Inventory               2     25,345.29
Current Month Repos                    11           179,280.07              Current Month Repos               7     49,858.22
Repos Actually Liquidated               4            86,355.57     Repos from Trust Liquidation               0          0.00
Repos Liquidated at 60+ or 150+         0                 0.00        Repos Actually Liquidated               8     75,542.56
Dealer Payoff                           0                 0.00                    Dealer Payoff               0          0.00
Redeemed / Cured                        2            13,458.12                 Redeemed / Cured               1       -339.05
Purchased Repos                         0                 0.00                  Purchased Repos               0          0.00
Current Month Inventory                10           166,671.62          Current Month Inventory               0          0.00
                             * The Prior Month Inventory reported this month may differ due to Payment or NSF activity.

LIQUIDATED RECEIVABLE AND CRAM DOWN LOSS STATISTICS:
                              # OF CONTRACTS          AMOUNT
Current Month Balance                8              150,354.32
Cumulative Balance                  17              262,912.83
Current Month Proceeds                                3,126.88
Cumulative Proceeds                                   4,605.65
Current Month Recoveries                             94,947.95
Cumulative Recoveries                               130,387.90

                                          RECEIVABLES LIQUIDATED AT 150 OR
                                          MORE DAYS DELINQUENT, 60 OR MORE
                                          DAYS PAST THE DATE AVAILABLE FOR SALE          CUMULATIVE RECEIVABLES
                                          AND BY ELECTION:                               LIQUIDATED AT 150+ AND 60+:
                                                 Balance             Units                          Balance            Units

Prior Month                                     18,108.10               1                             0.00               0
Current Trust Liquidation Balance                    0.00               0                             0.00               0
Current Monthly Principal Payments                (213.11)
Cram Down Loss                                       0.00
Reopened Loan Due to NSF                             0.00               1
Current Repurchases                                  0.00               0
Current Recovery Sale Proceeds                       0.00              -1
Deficiency Balance of Sold Vehicles                  0.00
EOP                                             17,894.99               1                             0.00               0

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-B

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STATISTICAL INFORMATION CONTINUED
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     SPREAD ACCOUNT RECONCILIATION
                                                                          REQUISITE AMOUNT:   4,374,999.99
Initial Deposit                                              3,278,580.00
BOP Balance                                                  4,374,999.99
Subsequent Transfer Required Deposit                                 0.00
Remaining Distribution Amount                                3,638,134.78
Investment Income                                               15,675.74
Current Month Draw                                                   0.00
EOP Balance Prior to Distribution                            8,028,810.51

Spread Account Release Amount                                3,653,810.52

EOP Balance                                                  4,374,999.99

Class A Principal Payment Amount                             3,653,810.52
Class C Supplemental Interest and Carryover Shortfall                0.00
Class R Certificateholder Distribution                               0.00

     CLASS C SUPPLEMENTAL ENHANCEMENT ACCOUNT

Total Deposit                                               12,250,000.00
BOP Balance                                                 12,250,000.00
Supplemental Enhancement Account Deposit
Current Month Draw                                                   0.00
Supplemental Enhancement Account Investment Earnings            43,898.74
Supplemental Enhancement Account Investment Earnings Amount to
     Class C Certificateholder                                 (43,898.74)
Class C Supplemental Enhancement Amount Before Release      12,250,000.00

Supplemental Enhancement Account Release Amount                      0.00

EOP Balance                                                 12,250,000.00

OVERCOLLATERALIZATION AMOUNT                                 3,653,810.52

CURRENT MONTH TOTAL ENHANCEMENT AMOUNT                      20,278,810.51            6.36%

REQUIRED TOTAL ENHANCEMENT AMOUNT                           31,898,368.16           10.00%

PREFUNDING ACCOUNT RECONCILIATION

     Initial Deposit                                        87,713,599.55
     BOP Balance                                                     0.00
     Subsequent Transfer                                             0.00
     Investment Income Earned                                      192.63
     Investment Income Deposited to Note Account                  -192.63
     Mandatory Special Redemption                                    0.00
     Remaining Prefunding Balance                                                     0.00
     Undistributed Investment Income                                                  0.00
     EOP Balance Before Release to Servicer                                           0.00
     Prefunding Account Balance Released to Servicer                 0.00
     EOP Balance                                                     0.00

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-B
TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

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        CUMULATIVE LOSS:                                       CUMULATIVE GROSS DEFAULT:
     ------------------------------------------------------------------------------------------------------------
           UP TO MONTH         TRIGGER EVENT   EVENT OF DEFAULT  UP TO MONTH     TRIGGER EVENT   EVENT OF DEFAULT

                3                   0.90%            1.15%             3             1.79%             2.08%
                6                   1.79%            2.10%             6             3.58%             3.81%
                9                   2.24%            2.67%             9             4.26%             4.85%
               12                   3.58%            3.81%            12             6.72%             6.92%
               15                   4.07%            4.33%            15             7.74%             7.87%
               18                   4.89%            5.19%            18             9.78%             9.44%
               21                   5.33%            6.06%            21             10.26%           11.02%
               24                   5.91%            6.58%            24             10.74%           11.96%
               27                   6.29%            7.10%            27             11.43%           12.91%
               30                   6.86%            7.61%            30             12.47%           13.84%
               33                   7.24%            8.14%            33             13.16%           14.79%
               36                   7.62%            8.48%            36             13.85%           15.42%
               39                   7.81%            8.65%            39             14.20%           15.73%
               42                   8.00%            9.00%            42             14.54%           16.36%
               45                   8.00%            9.00%            45             14.54%           16.36%
               48                   8.00%            9.00%            48             14.54%           16.36%
               51                   8.00%            9.00%            51             14.54%           16.36%
               54                   8.00%            9.00%            54             14.54%           16.36%
               57                   8.00%            9.00%            57             14.54%           16.36%
               60                   8.00%            9.00%            60             14.54%           16.36%
               63                   8.00%            9.00%            63             14.54%           16.36%
               66                   8.00%            9.00%            66             14.54%           16.36%
               69                   8.00%            9.00%            69             14.54%           16.36%
               72                   8.00%            9.00%            72             14.54%           16.36%
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     AVERAGE DELINQUENCY RATIO:
     -----------------------------------------------------
          UP TO MONTH    TRIGGER EVENT   EVENT OF DEFAULT
               12             5.25%           7.25%
               24             6.25%           8.25%
               72             7.25%           9.25%
     -----------------------------------------------------

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-B

Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of December 31, 2005 and were performed in conformity with the Sale and Servicing Agreement dated October 1,
2005.

/s/ Maureen E. Morley
-----------------------------
Maureen E. Morley
Vice President and Controller